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                                                                   EXHIBIT 23.03



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 25, 2000 relating to the financial statements of Retek Inc., which appears in HNC Software Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.




/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP
Minneapolis, Minnesota
July 11, 2000